Exhibit 10.1

PUMA BIOTECHNOLOGY, INC.

SUBSCRIPTION AGREEMENT

The undersigned investor (the “Investor”) hereby confirms its agreement with Puma Biotechnology, Inc., a Delaware corporation (the “Company”), as follows:

1. This Subscription Agreement (including the Terms and Conditions for Purchase of Shares attached hereto as Annex I, this “Subscription Agreement”) has been executed by the Investor in connection with the Company’s private placement offering (the “Offering”) of up to 1,333,267 shares (the “Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $3.75 per Share.

2. The Offering is being made on a “reasonable efforts, no minimum” basis by the Placement Agents (as defined below) to a limited number of “accredited investors,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with the terms and conditions set forth in the confidential offering materials dated October 28, 2011 (the “Confidential Offering Materials”) furnished by the Company to the Investor.

3. The Investor has answered all of the questions in the Investor Questionnaire attached hereto as Annex II (the “Investor Questionnaire”), and the answers in the Investor Questionnaire are true and correct as of the date hereof and will be true and correct as of the Closing Date (as defined in Section 4.2 of Annex I). The Investor acknowledges that by executing this Subscription Agreement the Investor is making each of the representations and warranties set forth in Section 5 of Annex I as of the date hereof and as of the Closing Date.

4. The Investor will purchase from the Company and, subject to Section 9 of this Subscription Agreement, the Company will issue and sell to the Investor the number of Shares set forth on the Omnibus Signature Page attached hereto. There is a minimum investment amount by the Investor of 6,800 Shares or $25,500. The Shares will be purchased pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I, which are incorporated herein by reference as if fully set forth herein.

5. Leerink Swann LLC, as the lead agent, and National Securities Corporation, as the co-agent, are acting as the Company’s placement agents in connection with the Offering (each, a “Placement Agent” and together, the “Placement Agents”). The Investor acknowledges that the Offering is not being underwritten by Leerink Swann LLC or National Securities Corporation and that the Investor’s obligations are expressly not conditioned by the Company’s sale of any minimum number of Shares.

6. No later than the close of business New York Time on November 11, 2011, the Investor will remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being purchased by the Investor to Computershare Trust Company, N.A (the “Escrow Agent”) in accordance with the following instructions:

Bank of America

100 West 33rd St.

New York, NY 10001

ABA #: 026 009 593

Swift Code: BOFAUS3N

For Further Credit to Account Number:

Name on Account: Computershare Trust Company, NA

                     As Escrow Agent for Clients

Ref: Puma Biotechnology PIPE Escrow

It is the Investor’s responsibility to make the wire transfer in a timely manner. If the Investor does not deliver the aggregate purchase price for the Shares by such date, the Shares may not be delivered at the Closing (as defined in Section 4.2 of Annex I) to the Investor or the Investor may be excluded from the Closing altogether.

7. At the Closing, the Company shall issue the Shares purchased by the Investor to the Investor, and on or as soon as reasonably practicable after the Closing, the Company shall deliver or cause to be delivered a stock certificate representing such Shares to the Investor.

8. Pursuant to the terms and conditions of this Subscription Agreement, the Company and the Investor agree that the execution by the Investor of the Omnibus Signature Page attached hereto shall constitute the Investor’s agreement to be bound by the terms and conditions of this Subscription Agreement and the terms and conditions of that certain Registration Rights Agreement, dated October 4, 2011 (the “Original Registration Rights Agreement”), by and among the Company (as successor to Puma Biotechnology, Inc., a private Delaware corporation) and the persons listed on Exhibit A thereto, as amended by that certain Amendment No. 1 to Registration Rights Agreement to be entered into at or prior to the Closing (the “Amendment to Registration Rights Agreement” and together with the Original Registration Rights Agreement, the “Registration Rights Agreement). A copy of the Original Registration Rights Agreement is attached hereto as Annex III and a copy of the form of the Amendment to Registration Rights Agreement is attached hereto as Annex IV.

9. The Investor acknowledges that (a) its subscription for Shares, when received by the Company, will be irrevocable, (b) the Company (or a Placement Agent on behalf of the Company) may reduce or reject the subscription in its absolute and sole discretion at any time prior to the delivery and payment for the Shares, and (c) the subscription will only be deemed to have been accepted upon confirmation that this Subscription Agreement has been accepted by the Company by delivering a countersigned copy of the Omnibus Signature Page attached hereto.

[Signature Page Follows]

2

OMNIBUS SIGNATURE PAGE

TO SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT OF PUMA

BIOTECHNOLOGY, INC.

IN WITNESS WHEREOF, the undersigned Investor hereby executes and delivers (i) (A) the Subscription Agreement by and between Puma Biotechnology, Inc. and the undersigned Investor to which this Omnibus Signature Page is attached and (B) the Registration Rights Agreement, dated as of October 4, 2011, as amended by Amendment No. 1 to Registration Rights Agreement, attached to the Subscription Agreement, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements, and (ii) elects to subscribe for the number of Shares set forth below and executes this Subscription Agreement and the Registration Rights Agreement.

Dated as of the          day of             , 2011.

INVESTOR

Print Name: ________________________

Signature: _________________________

If Investor is an entity:

Name of signatory: ___________________

Title: _____________________________

All Investors:

Address: __________________________

Number of Shares: ___________________

Purchase Price Per Share: $3.75

Aggregate Purchase Price: $____________

Agreed and accepted as of the          day of             , 2011 with respect to                      Shares for an aggregate purchase price of $            .

PUMA BIOTECHNOLOGY, INC.

By:
Name:	Alan H. Auerbach
Title:	President and Chief Executive Officer

[Omnibus Signature Page to Subscription Agreement and Registration Rights Agreement]

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1. Definitions. Terms used but not otherwise defined herein shall have the same meanings assigned to them in the Subscription Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I . The Subscription Agreement and these Terms and Conditions for Purchase of Shares are collectively referred to herein as the “Subscription Agreement.”

2. Authorization and Sale of the Shares. Subject to the terms and conditions of the Subscription Agreement, the Company has authorized the sale of the Shares.

3. Agreement to Sell and Purchase the Shares; Placement Agents.

3.1 At the Closing (as defined in Section 4.2 of this Annex I), the Company will sell to the Investor, and the Investor will purchase from the Company, pursuant to the terms and conditions set forth herein, the number of Shares accepted by the Company, as set forth on the Omnibus Signature Page to the Subscription Agreement (the “Signature Page”), for the aggregate purchase price therefor set forth on the Signature Page.

3.2 The Company proposes to enter into substantially the same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Shares to such Other Investors. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

3.3 The Investor acknowledges that the Company intends to pay the Placement Agents a fee equal to six percent (6%) of the gross proceeds of the Offering (the “Placement Fee”) in respect of the sale of Shares to the Investor.

4. Offering Period; Closing and Delivery of the Shares and Funds.

4.1 Offering Period. The offering period for the Offering shall commence on the day the Confidential Offering Materials are first delivered to prospective Investors by the Placement Agents and shall continue until the earlier to occur of: (a) the sale of all of the Shares being offered pursuant to the Offering; and (b) 5:00 p.m. (New York time), November 11, 2011; provided, however, that (i) if all of the Shares have not been sold on or prior to November 11, 2011, the Offering may be extended by up to thirty-five days by the mutual agreement of the Company and the Placement Agents and (ii) the Offering may be terminated at any time upon the sole action of the Company.

4.2 Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agents, and of which the Investors will be notified in advance by the Placement Agents. The Closing is expected to occur on November 16, 2011. At the Closing, (a) the Company shall deliver to the Investor the number of Shares set forth on the Signature Page issued in the name of the Investor, and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by the Escrow Agent on behalf of the Investors to the Company.

4.3 Delivery of Funds. No later than the close of business New York time on November 11, 2011, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being purchased by the Investor to the following account designated by the Company and the Placement Agents pursuant to the terms of that certain Escrow Agreement (the “Escrow

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Agreement”) dated as of November 2, 2011, by and among the Company, the Placement Agents and the Escrow Agent:

Bank of America

100 West 33rd St.

New York, NY 10001

ABA #: 026 009 593

Swift Code: BOFAUS3N

For Further Credit to Account Number:

Name on Account: Computershare Trust Company, NA

                                 As Escrow Agent for Clients

Ref: Puma Biotechnology PIPE Escrow

Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Investor to the Company upon the satisfaction, in the reasonable judgment of the Placement Agents, of the conditions set forth in Section 7.1 hereof. The Placement Agents shall have no rights in or to any of the escrowed funds unless the Placement Agents and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Fee.

4.4 Delivery of Shares. At the Closing, the Company shall issue the Shares to the Investor, and on or as soon as reasonably practicable after the Closing Date, the Company shall deliver or cause the delivery of a stock certificate representing the Shares purchased by the Investor to the Investor.

5. Representations, Warranties and Covenants of the Investor.

The Investor represents and warrants to the Company as follows:

5.1 The Investor has received and carefully reviewed the Confidential Offering Materials, including the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 11, 2011 attached thereto as Exhibit A (the “Form 8-K”) and the Risk Factors beginning on page 25 thereof. To the extent the Investor deems appropriate, the Investor has discussed the Confidential Offering Materials with representatives of the Company.

5.2 The Investor is acquiring the Shares for its own account and for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

5.3 The Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

5.4 The Investor understands that the Shares will not be transferable except (a) pursuant to an effective registration statement under the Securities Act or (b) upon receipt by the Company of a written opinion of counsel for the Investor reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and relevant state securities laws. Restrictive legends shall be placed on all certificates representing any Shares, substantially as follows:

“NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION

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STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”) OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF THE SECURITIES LAWS.”

5.5 The execution, delivery and performance by the Investor of the Subscription Agreement and the Registration Rights Agreement have been duly authorized by all requisite action of the Investor.

5.6 The Investor understands that no public market now exists for any of the securities issued by the Company, and that a public market may never exist for the Shares.

5.7 The Investor understands that the sale of the Shares has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Investor understands and acknowledges that the Offering pursuant to the Subscription Agreement will not be registered under the Securities Act on the ground that the sale provided for in the Subscription Agreement and the issuance of Shares thereunder is exempt from the registration requirements of the Securities Act.

5.8 Either alone or with the Investor’s investment adviser, the Investor has such knowledge and experience in business and financial matters and with respect to investments in securities of privately-held companies so as to enable it to understand and evaluate the risks of its investment in the Shares and form an investment decision with respect thereto. The Investor has been afforded the opportunity during the course of the Offering to ask questions of, and to secure such information from, the Company and its officers and directors with regard to the Company, as it deems necessary to evaluate the merits of entering into the transactions contemplated by the Subscription Agreement. The Investor understands and acknowledges that such discussions, as well as any written information issued by the Company, (a) were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily an exhaustive description, and (b) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Company’s actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 6 below or the right of the Investor to rely thereon.

5.9 The Investor represents and warrants that: (a) the Investor was contacted regarding the sale of the Shares by the Company or a Placement Agent with whom the Investor had a substantial pre-existing relationship that existed prior to October 11, 2011 and (b) no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Investor did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (iii) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

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5.10 If the Investor is a natural person, the Investor has the power and authority to enter into the Subscription Agreement and the Registration Rights Agreement. If it is not a natural person, the Investor is duly organized and validly existing and has the power and authority to enter into the Subscription Agreement and the Registration Rights Agreement.

5.11 The Investor has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Company. The Investor understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Company.

6. Representations, Warranties and Covenants of the Company.

The Company hereby represents and warrants to each Investor that as of the date hereof:

6.1 Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets, to carry on its business as currently conducted and as it is currently proposed to be conducted, and to enter into and carry out the provisions of the Subscription Agreement and the Registration Rights Agreement. The Company is duly qualified to transact business and is in good standing in the State of California and in each other jurisdiction in which the nature of the business conducted by it, or its ownership or leasing of property, or its employment of employees or consultants therein, makes such qualification necessary and where any statutory fines or penalties, or any corporate disability imposed for this failure to qualify, would materially and adversely affect the Company’s business, properties, assets, prospects or financial condition.

6.2 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

6.3 Authorization of Subscription Agreement. The Company has full corporate power and authority to (a) enter into and to consummate the transactions contemplated by the Subscription Agreement, and (b) authorize, execute, issue and deliver the Shares as contemplated by the Subscription Agreement. The Subscription Agreement has been duly authorized, executed and delivered by the Company, and constitutes a legal and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

6.4 Authorization of Shares. The Shares to be issued at the Closing have been duly authorized and reserved for issuance and sale to the Investor pursuant to the Subscription Agreement. When issued and delivered by the Company pursuant to the Subscription Agreement against payment of the consideration set forth herein, the Shares will be duly and validly issued and the Shares will be fully paid and non-assessable. The sale of the Shares is not subject to any preemptive rights or rights of first refusal.

6.5 Government Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby, except for the following: (i) the filing of a notice of exemption pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as

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amended (the “California Securities Law”), which shall be filed by the Company promptly following the Closing; and (ii) the compliance with other applicable state securities laws, which compliance will have occurred within the appropriate time periods therefor. Assuming that the representations of the Investor set forth in Section 5 above are true and correct, the offer, sale and issuance of the Shares in conformity with the terms of the Subscription Agreement are exempt from the registration requirements of Section 5 of the Securities Act, and from the qualification requirements of Section 25110 of the California Securities Law, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

6.6 Capitalization. Immediately prior to the issuance of the Shares, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $0.0001, 18,706,733 of which were issued and outstanding. The Company has also reserved an aggregate of 3,529,412 shares of Common Stock for issuance pursuant to the Company’s 2011 Incentive Award Plan. All issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Other than as provided in this Section 6.6 and the SEC Reports (as defined below), there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights or rights of first refusal. There are no outstanding rights or obligations of the Company to repurchase or redeem any of its securities. All outstanding securities have been issued in compliance with state and federal securities laws.

6.7 Agreements; Action.

6.7.1 Except as disclosed in the SEC Reports, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that involve (i) the transfer or license of any Proprietary Right (as defined in Section 6.9 below) to or from the Company, other than licenses arising from the purchase of “off the shelf” or other standard products, each of which licenses are not, individually, material to the Company’s business, (ii) provisions restricting the development, manufacture, distribution or sale of any products or services, or (iii) indemnification by the Company with respect to infringements of Proprietary Rights.

6.7.2 The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) made any loans or advances to any officer or director of the Company, other than ordinary advances for travel expenses, or (iii) sold, exchanged or otherwise disposed of any of its assets or rights.

6.7.3 The Company is not a party to and is not bound by any contract, agreement, or instrument, or subject to any restriction under its Certificate of Incorporation or Bylaws, each as amended and in effect at the Closing, that materially and adversely affects the Company’s business, properties, assets, prospects or financial condition.

6.8 Compliance with Other Instruments. The Company is not in violation or default of any provision of its Certificate of Incorporation or Bylaws, each as amended and in effect as of the Closing. The Company is not in violation or default of any provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, writ, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound, which could materially adversely affect the Company’s business, properties, assets, prospects or financial condition or, to the best of the Company’s knowledge, of any provision of any federal, state, or local statute, rule or governmental regulation applicable to the Company which could materially adversely affect the Company’s business, properties, assets, prospects

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or financial condition, taken as a whole. The execution, delivery, and performance of and compliance with the Subscription Agreement and the issuance and sale of the Shares will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision, or result in the creation of any mortgage, pledge, lien, encumbrance, option, security interest, claim, loan, restriction or charge (each, a “Lien”) upon any of the properties or assets of the Company pursuant to any such provision, or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties pursuant to any such provision.

6.9 Intellectual Property.

6.9.1 To the Company’s knowledge (but without having conducted any special investigation or patent search), the Company has good title and ownership of, or a license to, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights (collectively, the “Proprietary Rights”) necessary for its business as now conducted and as proposed to be conducted without any material conflict with, or misappropriation, dilution or infringement of, the Proprietary Rights of others. Except for the Pfizer License (as defined below) and software that is generally commercially available, there are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any such options, licenses or agreements of any kind with respect to the Proprietary Rights of any other person or entity. To the Company’s knowledge (but without having conducted any special investigation or patent search), the Company has not previously violated and, by conducting its business as now conducted does not, and as proposed to be conducted will not, violate any of the Proprietary Rights of any other person or entity, and the Company has not received any communications alleging that the Company has violated, or by conducting its business as now conducted and as proposed to be conducted, would violate the Proprietary Rights of any other person or entity. None of the Company’s employees or consultants are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere in any material respect with the use of his or her best efforts to promote the interests of the Company or that would conflict in any material respect with the Company’s business as proposed to be conducted. Neither the execution nor delivery of the Subscription Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of the Company’s employees or consultants is now obligated in any material respect. None of the Company’s current employees or consultants is, by virtue of such employee’s or consultant’s activities in connection with the Company’s business, violating or misappropriating in any material respect any of the Proprietary Rights of any former employer of such employee or consultant. It will not be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to or outside the scope of their employment by the Company in the course of conducting its business.

6.9.2 The Company (as successor to Puma Biotechnology, Inc., a private Delaware corporation) and Pfizer Inc., a Delaware corporation (“Pfizer”), are parties to that certain License Agreement dated as of August 18, 2011 (the “Pfizer License”). The Pfizer License is in full force and effect and constitutes a legal and binding obligation of each of the Company and, to the Company’s knowledge, Pfizer, enforceable against each of the Company and, to the Company’s knowledge, Pfizer, in accordance with its terms. Neither the Company nor, to the knowledge of the Company, Pfizer is in default or breach in any material respect under the terms of the Pfizer License (a “default” being defined for purposes hereof as an actual default or event of default or the existence of any fact or circumstance which would, upon receipt of notice or passage of time, constitute a default or right of termination).

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Neither the Company nor Pfizer has exercised any termination rights, or given notice of any dispute, with respect to the Pfizer License. The execution and delivery of the Subscription Agreement by the Company and each instrument required by the Subscription Agreement to be executed and delivered by the Company at the Closing, the compliance by the Company with the provisions of the Subscription Agreement and each instrument required by the Subscription Agreement to be executed and delivered by the Company at the Closing, will not conflict with, result in a breach of, constitute (with or without notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, or result in the loss of any benefit to which the Company is entitled under the Pfizer License.

6.10 Employees. No current or former employee or consultant of the Company has excluded works or inventions made prior to his or her employment or consulting relationship with the Company from his or her assignment of inventions to the Company. No officer or key employee of the Company is in violation of any prior employee contract, proprietary information agreement or noncompetition agreement, in any case, in connection with the provision of services to the Company. No employees of the Company are represented by any labor union or covered by any collective bargaining agreement, nor are there any union organization activities pending or threatened by the Company’s employees. There is no pending or threatened labor dispute involving the Company and any group of its employees. The Company has complied in all material respects with all applicable state and federal equal opportunity, minimum wage, immigration, workforce reduction and other laws related to employment and termination of employment. The Company is not aware that any officer of the Company intends to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any officer of the Company.

6.11 Related Party Transactions. No employee, officer, director or stockholder of the Company or member of his or her immediate family is indebted to the Company. There are no obligations of the Company to employees, officers, directors or stockholders of the Company (or commitments to make loans or extend or guarantee credit) other than for payment of salary for services rendered, awards issued pursuant to the Company’s 2011 Incentive Award Plan, reimbursement for reasonable expenses incurred on behalf of the Company, and for other standard employee benefits made generally available to all employees. Except as set forth in the Company’s 2011 Incentive Award Plan or disclosed in the SEC Reports, no employee, officer, director or stockholder of the Company or member of his or her immediate family is entitled to any bonus, acceleration of benefits or payment as the result of any change of control of the Company, any termination of employment, or any other event or combination of events. No member of the immediate family of any employee, officer or director of the Company is directly or indirectly interested in any material contract with the Company.

6.12 Litigation. There is no action, suit, proceeding or investigation (including without limitation any suit, proceeding or investigation involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers) pending or, to the best of the Company’s knowledge, currently threatened before any court, administrative agency or other governmental body that might result, either individually or in the aggregate, in any material adverse change in the Company’s business, properties, assets, prospects or financial condition, or in any material change in the current equity ownership of the Company. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit or proceeding by the Company currently pending or that the Company intends to initiate.

6.13 Title to Property and Assets. The Company has good and marketable title to and owns free and clear, or, in the case of leases of properties and assets, a valid leasehold interest in, all of the

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properties and assets (whether real, personal, tangible or intangible) (i) reflected on the Financial Statements (as defined below) or (ii) necessary to carry on its business as currently conducted, and none of such properties or assets is subject to any Lien, except liens for taxes and assessments not yet due and minor liens and encumbrances which arise in the ordinary course of business and which do not, in any case, in the aggregate, materially detract from the value or use of the property subject thereto or materially impair the operations of the Company.

6.14 Permits. The Company has all franchises, permits, licenses, and any similar authority material to or necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the Company’s business, properties, assets, prospects or financial condition, and the Company believes it can obtain, without undue burden or expense, any similar authority material to or necessary for the conduct of its business as proposed to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

6.15 Tax Returns and Payments. The Company has filed all tax returns and reports (federal, state, local and foreign) as required by law, and has paid all taxes due. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), to be treated as a Subchapter S corporation pursuant to Section 1362(a) of the Code. None of the Company’s federal income tax returns and none of its state income or franchise tax or sales or use tax returns is under audit by governmental authorities, nor has the Company received written notice of any such audit. The Company has complied with all applicable legal requirements relating to the payment and withholding of taxes and has duly and timely withheld and paid over to the appropriate taxing authority all amounts required to be so withheld and paid under all applicable legal requirements. As used herein, “tax” shall mean any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions, levies, customs, tariffs, fees and liabilities of the same or similar nature, and any liability for any of the foregoing.

6.16 Insurance. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

6.17 Environmental and Safety Laws. To the best of its knowledge, the Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are required in order to comply with any such existing statute, law or regulation in order to carry on its business as currently conducted and as it is currently proposed to be conducted.

6.18 SEC Reports. The Company’s Current Report on Form 8-K filed with the SEC on October 11, 2011 and all reports filed by the Company with the SEC thereafter (collectively, the “SEC Reports”) contain all material information relating to the Company and its operations and financial condition as of their respective dates and all the information required to be disclosed therein. Except as disclosed in the Company’s SEC Reports, since the last day of the fiscal year of the most recent audited financial statements included in the SEC Reports, there has been no occurrence or event which would have a material adverse effect on the financial condition, results of operations, properties or business of the Company. The SEC Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.

6.19 Financial Statements. The Company’s audited income statement, balance sheet, and statement of cash flows for the year ended December 31, 2010 and its unaudited income statement,

Annex I - Page 8

balance sheet and statement of cash flows at June 30, 2011 and for the six months then ended included in the Form 8-K (collectively, the “Financial Statements”) are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistent with methods used in prior periods, and present fairly the financial condition and operating results of the Company as of the dates and for the periods indicated, subject to normal year-end audit adjustments and except that the unaudited statements included in the Financial Statements may not contain footnotes as would be required by generally accepted accounting principles. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person or entity. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

6.20 Absence of Undisclosed Liabilities. Except as disclosed in the SEC Reports, the Company has no Liabilities (as defined below), except for (a) Liabilities disclosed in the Financial Statements, (b) Liabilities relating to future executory obligations arising under the Company’s contracts, and (c) Liabilities which have arisen since June 30, 2011 in the ordinary course of business and which are, in nature and amount, consistent with those incurred historically and which are not material to the Company, individually or in the aggregate. As used herein, “Liabilities” shall mean any and all debts, liabilities and obligations, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, matured or unmatured, joint or several, due or to become due, fixed, determined or determinable.

6.21 Changes. Except as disclosed in the SEC Reports, since June 30, 2011, there has not been:

6.21.1 any change in the assets, liabilities, financial condition, or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been and are not expected to be, individually or in the aggregate, materially adverse;

6.21.2 any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Company’s business, properties, assets, prospects or financial condition (as such business is presently conducted and as it is proposed to be conducted);

6.21.3 any waiver or compromise by the Company of a material right or of a material debt owed to it;

6.21.4 any satisfaction or discharge of any Lien or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the Company’s business, properties, assets, prospects or financial condition (as such business is presently conducted and as it is proposed to be conducted);

6.21.5 any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

6.21.6 any material increase in the compensation of any officer or director of the Company;

6.21.7 any sale, license, assignment or transfer of any Proprietary Rights;

6.21.8 any resignation or termination of employment of any employee of the Company;

Annex I - Page 9

6.21.9 any Lien, transfer of a security interest in, or other encumbrance created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due;

6.21.10 any material change in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

6.21.11 any declaration, setting aside of payment or other distribution in respect of any of the Company’s capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

6.21.12 to the best of the Company’s knowledge, any other event or condition of any character that could materially and adversely affect the Company’s business, properties, assets, prospects or financial condition (as such business is presently conducted and as it is proposed to be conducted); or

6.21.13 any agreement or commitment by the Company to do any of the things described in this Section 6.22.

6.22 Registration Rights; Voting Rights. Except for the Registration Rights Agreement, (i) the Company has not granted or agreed to grant, and is not under any obligation to provide, any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may be issued subsequently, and (ii) no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

6.23 Brokers and Finders. Other than the Placement Agents, which have acted as advisors to the Company in connection with the transactions contemplated by the Agreements, no person or entity has or will have, as a result of the transactions contemplated by the Agreements, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or by any agent of the Company.

6.24 Reliance. The Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Investor.

7. Closing Conditions.

7.1 Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Shares will be subject to the fulfillment at or before the Closing of each of the following conditions:

7.1.1 The representations and warranties of the Company contained in Section 6 shall be true and correct in all material respects on and as of the Closing with the same effect as if made on and as of the Closing.

7.1.2 The Company shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Company at or prior to the Closing.

7.1.3 The Company shall cause a legal opinion to be delivered by its counsel to the Placement Agents in a form that is reasonably acceptable to the Placement Agents and counsel for the Placement Agents.

Annex I - Page 10

7.1.4 The Amendment to Registration Rights Agreement, substantially in the form attached to the Subscription Agreement as Annex IV, shall have been executed and delivered by the Company and the Holders (as such term is defined in the Original Registration Rights Agreement) of at least a majority in number of the then outstanding Registrable Shares (as such term is defined in the Original Registration Rights Agreement).

7.2 Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Shares to the Investor shall be subject to the fulfillment at or before the Closing of each of the following conditions:

7.2.1 The representations and warranties of the Investor contained in Section 5 shall be true and correct in all material respects on and as of the Closing with the same effect as if made on and as of the Closing.

7.2.2 The Investor shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Investor at or prior to the Closing.

7.2.3 The Investor shall have delivered the aggregate subscription payment for the Shares in the amount specified for the Investor on the Signature Page.

8. Covenants of the Investor

8.1 Confidentiality. The Investor acknowledges and agrees that any information or data the Investor has acquired from or about the Company or may acquire in the future, not otherwise properly in the public domain, including, without limitation, the Confidential Offering Materials, was received in confidence. The Investor agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of the Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person, or misuse in any way, any confidential information of the Company or its affiliates and confidential information obtained by or given to the Company about or belonging to third parties. The Investor understands that the Company may rely on this agreement of confidentiality to comply with the exemptive provisions of Regulation FD under the Securities Act as set forth in Rule 100(b)(2)(ii) of Regulation FD.

8.2 Resale Registration Statement. The Investor acknowledges and agrees that the Company intends to use the information set forth in the Investor Questionnaire in preparing a resale registration statement pursuant to the Registration Rights Agreement and hereby consents to such use. After the Closing Date and through the date that such resale registration statement is declared effective, the Investor agrees to promptly notify the Company of any changes to the information contained in the Investor Questionnaire.

8.3 Additional Information. The Investor hereby agrees to furnish the Company such other information as the Company may request prior to the Closing with respect to the Investor’s subscription hereunder.

8.4 Indemnification. The Investor agrees to indemnify and hold harmless the Company, the Placement Agents for the Offering, and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or

Annex I - Page 11

alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Investor of any covenant or agreement made by the Investor herein or in any other document delivered in connection with the Subscription Agreement.

8.5 Public Disclosure. Neither the Investor nor any officer, manager, director, member, partner, stockholder, employee, affiliate, affiliated person or entity of the Investor shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated by the Subscription Agreement and will not make or issue any press releases or otherwise make any public statements of any nature whatsoever with respect to the Company without the Company’s express prior approval. The Company has the right to withhold such approval in its sole discretion.

9. Survival of Representations, Warranties and Agreements; Third Party Beneficiary. Notwithstanding any investigation made by any party to the Subscription Agreement or by the Placement Agents, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of the Subscription Agreement, the delivery to the Investor of the Shares being purchased, and the payment therefor. The Placement Agents shall be third party beneficiaries with respect to the representations, warranties and agreements of the Investor in Section 5 hereof.

10. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested; telecopy; air courier guaranteeing overnight delivery or personal delivery to the following addresses:

If to the Company, to:

Puma Biotechnology, Inc.

10940 Wilshire Blvd, Suite 600

Los Angeles, CA 90024

Facsimile: (310) 443-4158

Attention: Chief Executive Officer

With copies to:

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, CA 92626

Facsimile: (714) 755-8290

Attention: B. Shayne Kennedy, Esq.

If to the Investor, at its address on the Signature Page;

or to such other address as the Company or the Investor may designate in writing. All notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

11. Changes. The Subscription Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

Annex I - Page 12

12. Headings. The headings of the various sections of the Subscription Agreement have been inserted for convenience of reference only and will not be deemed to be part of the Subscription Agreement.

13. Severability. In case any provision contained in the Subscription Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in the Subscription Agreement will not in any way be affected or impaired thereby.

14. Governing Law. The Subscription Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

15. Counterparts. The Subscription Agreement may be executed in one or more original or facsimile counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor at the Closing.

16. Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to the Signature Page shall constitute written confirmation of the Company’s sale of the Shares to the Investor.

17. Entire Agreement. The Subscription Agreement, together with the Registration Rights Agreement, constitute the entire agreement between the Investor and the Company with respect to the Offering and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

Annex I - Page 13

ANNEX II

PUMA BIOTECHNOLOGY, INC.

INVESTOR QUESTIONNAIRE

If the Investor is an individual, Sections 1 and 3 of this Investor Questionnaire must be completed. If the Investor is an entity, please complete Sections 2 and 3 of this Investor Questionnaire.

SECTION 1. QUESTIONS FOR INDIVIDUALS

1.	Legal name in which the stock certificate should be issued:

______________________________________________

2.	Address to which the stock certificate should be sent:

______________________________________________

3.	Date of Birth: _____

4.	U. S. Citizen: Yes _____ No _____

5.	Number of Dependents: _____

6.	Social Security No.: _________________

7.	Accredited Investor Suitability Requirements.

Please indicate if you meet any of the following requirements:

(A)	I am a natural person and had an individual income in excess of $200,000 in each of the two most recent years and reasonably expect an income in excess of $200,000 in the current year. For these purposes “income” means my individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gain; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

Yes _____            No _____

(B)	I am a natural person and had a joint income with my spouse in excess of $300,000 in each of the two most recent years and reasonably expect a joint income with my spouse in excess of $300,000 in the current year. For these purposes “income” shall be determined as set forth in Section 1, clause 7(A) above.

Yes _____            No _____

(C)	I am a natural person and have an individual net worth on the date hereof (or joint net worth with my spouse) in excess of $1 million (excluding the value of my primary residence) [1].

Yes _____            No _____

(D)	I am a natural person and am a director, executive officer or general partner of Puma Biotechnology, Inc. (the “Company”). For these purposes, “executive officer” shall mean the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company.

Yes _____            No _____

SECTION 2. QUESTIONS FOR ENTITIES

1.	Full Legal Name in which the stock certificate should be issued and Nature (e.g., limited partnership, corporation, trust, limited liability company) of Entity: _______________________________________________

2.	Address to which the stock certificate should be sent: ______________________________

3.	Date of Organization: ______________________________________________

4.	State of Organization: ______________________________________________

5.	Taxpayer Identification No.: _________________________________________

6.	Accredited Investor Suitability Requirements:

(A)	Was the entity formed for the specific purpose of investing in the Company?

Yes _____            No _____

(B)	If your answer to question (A) is “No,” CHECK whichever of the following statements is applicable to the entity; if your answer to question (A) is “Yes” or if none of the statements in Section 2, clause 6(B)(1) below are applicable, the entity must be able to

[1]

For purposes of this calculation, your “net worth” equals your total assets minus both your total liabilities and the value of your primary residence. To calculate the value of your primary residence, subtract from the estimated fair market value of the property the amount of debt secured by the property (up to the estimated fair market value of the property).

Annex II – Page 2

certify to the statement in Section 2, clause 6(B)(2) below in order to qualify as an Accredited Investor.

(1)	The undersigned entity certifies that it is an Accredited Investor because it is:

(i)	a bank as defined in section 3(a)(2) of the Securities Act of 1933 (the “Act”) or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, whether acting in an individual or fiduciary capacity;

Yes _____            No _____

(ii)	a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

Yes _____            No _____

(iii)	an insurance company as defined in section 2(a)(13) of the Act;

Yes _____            No _____

(iv)	an investment company registered under the Investment Company Act of 1940;

Yes _____            No _____

(v)	a business development company as defined in section 2(a)(48) of the Investment Company Act of 1940;

Yes _____            No _____

(vi)	a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

Yes _____            No _____

(vii)	a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees provided that such employee benefit plan has total assets in excess of $5,000,000;

Yes _____            No _____

(viii)

an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, and the plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser or provided that the

Annex II – Page 3

employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons that are Accredited Investors (if a self-directed plan with more than one investment account, (1) each participant must maintain a separate investment account within the plan, and (2) the funds of the separate investment accounts within the plan must not be commingled);

Yes _____            No _____

(ix)	a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

Yes _____            No _____

(x)	an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities of the Company with total assets in excess of $5,000,000; or

Yes _____            No _____

(xi)	a trust, with total assets in excess of $5,000,000, not formed for the specified purpose of acquiring the securities of the Company, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Act.

Yes _____            No _____

(2)	The undersigned entity certifies that it is an Accredited Investor because each of its stockholders, partners, beneficiaries or other equity holders meets at least one of the following conditions:

(i)	It is a natural person and had an individual net worth at the time of purchase (or joint net worth with spouse) in excess of $1 million (excluding the value of its primary residence).

Yes _____            No _____

(ii)	It is a natural person and had an individual income (without including any income of spouse) in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two most recent years and reasonably expects an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in the current year. For these purposes “income” means individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gains; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

Annex II – Page 4

Yes _____            No _____

(iii)	The stockholder, partner, beneficiary or other equity holder is a corporation, partnership, trust or other entity which meets the description of at least one of the organizations specified in Section 2, clause 6(B)(1) above or whose stockholders, partners, beneficiaries or other equity holders meet at least one of the descriptions in this Section 2, clause 6(B)(2).

Yes _____            No _____

SECTION 3. QUESTIONS FOR ALL INVESTORS

1.	Affiliation with Broker-Dealers: Is the undersigned an affiliate of a registered broker-dealer? For purposes of this question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

Yes _____            No _____

If so, please answer the remaining questions in this section.

Please describe the affiliation between the undersigned and any registered broker-dealers:

________________________________________________________________________________________________

________________________________________________________________________________________________

If the securities are being purchased by you other than in the ordinary course of business, please describe the circumstances:

________________________________________________________________________________________________

________________________________________________________________________________________________

If you, at the time of purchasing the securities, will have any agreements or understandings, directly or indirectly, with any person to distribute the securities, please describe such agreements or understandings:

________________________________________________________________________________________________

________________________________________________________________________________________________

2.	Relationship with the Company:

(A)	Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Annex II – Page 5

Yes _____            No _____

(B)	If so, please state the nature and duration of your relationship with the Company:

________________________________________________________________________________________________

________________________________________________________________________________________________

3.	Potential Nature of Beneficial Holding: The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that will exercise(s) sole or shared voting or dispositive power over the securities.

(A)	Is the undersigned required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q, 8-K) with the Securities and Exchange Commission pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934?

Yes _____            No _____

(B)	State whether the undersigned is a subsidiary of an investment company, registered under the Investment Company Act of 1940:

Yes _____            No _____

If a subsidiary, please identify the publicly-held parent entity:

________________________________________________________________________________________________

________________________________________________________________________________________________

(C)	If you answered “No” to questions Section 2, clause 6(B)(1)(iv), and Section 3, clauses 3(A) and (B) above, please identify the controlling person(s) of the undersigned (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that will exercise sole or shared voting or dispositive power over the securities:

________________________________________________________________________________________________

________________________________________________________________________________________________

Please find below an example of the requested natural person disclosure:

The securities will be held by [VC Fund I] and [VC Fund II]. The [sole general partner] of [VC Fund I] and [VC Fund II] is [VC Management LLC]. The [managers] of [VC Management LLC] are [John Smith] and [Jane Doe]. These individuals may be deemed to have shared voting and investment power of the securities held by [VC Fund I] and [VC Fund II]. Each of these individuals will disclaim beneficial ownership of such securities, except to the extent of his or her pecuniary interest therein.

Annex II – Page 6

If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Investor Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

The undersigned agrees to notify Leerink Swann LLC or National Securities Corporation, immediately of any material change in any statement made herein.

IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire this ____ day of November, 2011, and declares that it is truthful and correct.

INDIVIDUALS:	ENTITIES:

Signature of Investor	Print Name of Entity

Print Name of Investor	Signature of Authorized Signatory

Print Name of Authorized Signatory

Print Title of Authorized Signatory

Annex II – Page 7

ANNEX III

PUMA BIOTECHNOLOGY, INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of October 4, 2011, by and among Puma Biotechnology, Inc., a Delaware corporation (the “Company”), each person listed on Exhibit A attached hereto (collectively, the “Investors” and each individually, an “Investor”), and Innovative Acquisitions Corp., a Delaware corporation (“IAC”), but only for purposes of assuming all of the Company’s rights, duties and obligations hereunder pursuant to Section 8. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 9(q) herein.

BACKGROUND

The Company has agreed to issue and sell to the Investors, and the Investors have agreed to purchase from the Company: up to an aggregate of 14,666,733 shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), and warrants (as originally issued by the Company and as the same shall be assumed and/or substituted by IAC in connection with the Merger, the “Warrants”) to purchase an indeterminate number of shares of the Common Stock, upon the terms and conditions set forth in that certain Stock Purchase Agreement, dated of even date herewith, by and among the Company and the Investors (the “Purchase Agreement”).

AGREEMENT

1. Shelf Registration. So long as any Registrable Shares are outstanding, the Company shall take the following actions:

(a) The Company shall, as soon as practicable but in any event by the Filing Deadline, file with the Securities and Exchange Commission (the “Commission”), and thereafter use its reasonable best efforts to cause to be declared effective as soon as practicable but in any event no later than the Effectiveness Deadline, an initial registration statement (the “Shelf Registration Statement”) on an appropriate form under the Securities Act relating to the offer and sale of the Registrable Shares by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”). Such Shelf Registration Statement shall include the plan of distribution attached hereto as Exhibit A, as may be modified in response to any comments received from the Commission. Other than the offer and sale of shares of Common Stock issued in the Subsequent Financing, without the prior written consent of the Holders of a majority of the number of Registrable Shares, no Shelf Registration Statement relating to the offer and sale of Registrable Shares shall register any other transaction in any other securities of the Company.

1

Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Registrable Shares on the initial Shelf Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the Holders (a “Rule 415 Limitation”), the initial Shelf Registration Statement shall register the resale of a number of shares of Common Stock which is equal to the maximum number of shares as is permitted by the Commission, and, subject to the provisions of this Section 1(a), the Company shall continue to its use reasonable best efforts to register all remaining Registrable Shares as set forth in this Section 1. In such event, the number of shares of Common Stock to be registered for each Holder in the initial Shelf Registration Statement shall be reduced pro rata among all Holders, provided, however, that, prior to reducing the number of shares of Common Stock to be registered for any Holder in such Shelf Registration Statement, the Company shall first remove any shares of Common Stock to be registered for any Person other than a Holder that was proposed to be included in such Shelf Registration Statement. The Company shall continue to use its reasonable best efforts to register all remaining Registrable Shares as promptly as practicable in accordance with the applicable rules, regulations and guidance of the Commission, but in no event will the Company file a subsequent Shelf Registration Statement with respect to the registration of the resale of Registrable Shares held by the Holders earlier than 180 calendar days following the effective date of the initial Shelf Registration Statement. Notwithstanding anything herein to the contrary, if the Commission, by written comment, limits the Company’s ability to file, or prohibits or delays the filing of, a Shelf Registration Statement with respect to any or all the Registrable Shares which were not included in the initial Shelf Registration Statement (a “Subsequent Shelf Limitation”), the Company’s compliance with such limitation, prohibition or delay solely to the extent of such limitation, prohibition or delay shall not be a breach or default by the Company under this Agreement and shall not be deemed a failure by the Company to use “reasonable efforts,” “reasonable best efforts” or “best efforts” as set forth above or elsewhere in this Agreement and shall not require the payment of any liquidated damages by the Company under this Agreement (including pursuant to Section 1(d)). Unless otherwise specifically stated herein, the term “Shelf Registration Statement” shall refer individually to the initial Shelf Registration Statement and to each subsequent Shelf Registration Statement, if any.

(b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, in order to permit the prospectus included therein to be lawfully delivered by the Holders of the Registrable Shares included therein, until the earlier of the date on which all Registrable Shares cease to be Registrable Shares and the second anniversary of the date the Shelf Registration Statement is declared effective (such period being called the “Shelf Registration Period”). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if it voluntarily takes, or fails to take, any action that would directly result in Holders of Registrable Shares covered thereby not being able to offer and sell such Registrable Shares during such period, unless such action is required by applicable law or except as provided in Section 3(h).

(c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (i) the Shelf Registration Statement (as of the effective date of

2

Shelf Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related prospectus, preliminary prospectus or Free Writing Prospectus and any amendment thereof or supplement thereto, as of its date, (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to any Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein.

(d) If (i) the initial Shelf Registration Statement is not filed by the Filing Deadline or (ii) the Company suspends (other than as permitted pursuant to Section 3(h)(iv) or as required to satisfy a request under Section 3(a)) or terminates the Shelf Registration Statement prior to the second anniversary of the effective date of Shelf Registration Statement, and such suspension or termination, alone or when taken together with all other suspensions during the preceding 12-month period, if any, exceeds 60 days (the “Permissible Deferral Period”), then in each such case the Company will make pro rata payments to each Holder that continues to hold Registrable Common Shares, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate purchase price paid by such Holder to acquire the Registrable Common Shares then held by such Holder for each 30-calendar day period (or pro rata portion thereof) following (A) the Filing Deadline through and until the Company shall have filed the initial Shelf Registration Statement with the Commission or (B) any Permissible Deferral Period during which the Shelf Registration Statement is unavailable (for the purposes of this paragraph, each such period shall be referred to as a “Blackout Period” for the Shelf Registration Statement); provided, however, that in no event shall the aggregate liquidated damages payable by the Company to any Holder as a result of any suspension or termination described in clause (d)(ii) exceed 10% of the aggregate purchase price paid by such Holder for all Common Stock acquired by such Holder pursuant to the Purchase Agreement. The amounts payable as liquidated damages pursuant to this paragraph shall be paid in lawful money of the United States within three (3) Business Days of the last day of each 30-calendar day period following the commencement of a Blackout Period until the termination of such Blackout Period.

(e) The Company shall use its best efforts to qualify the Registrable Shares included in the Shelf Registration Statement for listing on a national securities exchange or comparable trading system within 12 months of the date the Shelf Registration Statement is declared effective.

2. Co-Sale Right. In the event that the Company proposes to register for resale all or any portion of the shares of the Common Stock held by the Founder in a firm commitment

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underwritten offering, the Company shall give prompt written notice to the Holders of its intention to effect such an offering and shall include in such offering a pro rata portion of any Holder’s Registrable Shares (based on the relative ownership percentages of the Founder and such Investor) for which the Company has received a written request from such Holder for inclusion therein within fifteen (15) days after receipt of the Company’s notice. Notwithstanding the foregoing, if the managing underwriter advises the Company that in its opinion the number of shares requested to be included in such offering exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such shares can be sold, then the Company shall include in such offering the maximum number of shares that such underwriter advises can be so sold without having such effect, allocated pro rata to the shares of Common Stock of the Founder and the Registrable Shares of the Holders that request inclusion in such offering in accordance with their respective ownership percentages of the outstanding shares of Common Stock.

3. Registration Procedures. In connection with the Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply:

(a) At the time the Commission declares the Shelf Registration Statement effective, each Holder shall be named as a selling security holder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Shares included in the Shelf Registration Statement in accordance with applicable law, subject to the terms and conditions hereof. From and after the date the Shelf Registration Statement is declared effective, any Holder not named as a selling stockholder in the Shelf Registration Statement at the time of effectiveness may request that the Company amend or supplement the Shelf Registration Statement to include such Holder as a selling stockholder, and the Company shall, as promptly as practicable and in any event upon the later of (x) five (5) Business Days after such date or (y) five (5) Business Days after the expiration of any Deferral Period (as defined in Section 3(h)) that is either in effect or put into effect within five (5) Business Days of such date:

(i) if required by applicable law, prepare and file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file with the Commission any other required document so that the Holder is named as a selling security holder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of such Holder’s Registrable Shares included in the Shelf Registration Statement in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date”) that is sixty (60) days after the date such post-effective amendment is required by this clause to be filed;

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(ii) provide such Holder copies of any documents filed pursuant to Section 3(a)(i); and

(iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 3(a)(i);

provided, that if the request by such Holder is delivered during a Deferral Period, the Company shall so inform the Holder making such request and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with this Section 3(a) and Section 3(h) of this Agreement. Notwithstanding anything contained herein to the contrary, the Amendment Effectiveness Deadline Date shall be extended by five (5) Business Days from the expiration of a Deferral Period if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date; and provided, further, that in no event shall the Company be required to file pursuant to this Section 3(a) in the case where a post-effective amendment is required, more than one post-effective amendment to the Shelf Registration Statement in any 120-day period.

(b) The Company shall notify the Holders of the Registrable Shares included within the coverage of the Shelf Registration Statement (which notice may, at the discretion of the Company (or as required pursuant to Section 3(h)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(h) shall apply):

(i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose and of any other action, event or failure to act that would cause the Shelf Registration Statement not to remain effective;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(v) of the occurrence of any Material Event (as defined in Section 3(h)).

Any notice delivered in connection with any of the events described in Sections 3(b)(i) through (iv) shall include copies of any written correspondence or other documents received by the Company from the Commission or any other regulatory body (including any exchange upon which the Registrable Securities are then traded) relating thereto.

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(c) The Company shall use its reasonable best efforts to obtain the withdrawal at the earliest possible time of any stop order suspending the effectiveness of the Shelf Registration Statement and the elimination of any other impediment to the continued effectiveness of the Shelf Registration Statement.

(d) The Company shall promptly furnish to each Holder of Registrable Shares included within the coverage of the Shelf Registration Statement, without charge, if the Holder so requests in writing, at least one (1) conformed copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and all exhibits thereto (including those, if any, incorporated by reference).

(e) The Company shall promptly deliver to each Holder of Registrable Shares included within the coverage of the Shelf Registration Statement, without charge, ten (10) copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment thereof or supplement thereto and any Free Writing Prospectus used in connection therewith as such Holder may reasonably request. The Company consents, subject to the provisions of this Agreement and except during such periods that a Deferral Notice is outstanding and has not been revoked, to the use of the prospectus and each amendment or supplement thereto used in connection therewith by each of the selling Holders in connection with the offering and sale of the Registrable Shares covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(f) The Company shall use reasonable efforts to register or qualify, or cooperate with the Holders of the Registrable Shares included in the Shelf Registration Statement and their respective counsel in connection with the registration or qualification of, the resale of the Registrable Shares under the securities or “blue sky” laws of such states of the United States as any Holder requests in writing and to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Shares covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction to which it is not then so subject.

(g) The Company shall, at its sole expense, upon notice from any Holder of Registrable Shares timely prepare and deliver certificates representing the Registrable Shares to be delivered to a transferee pursuant to the Shelf Registration Statement, which certificates shall be free of any restrictive legends and in such denominations and registered in such names as the Holders may request.

(h) Upon (i) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 7(d) or 7(e) of the Securities Act, (ii) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which (x) the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary

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to make the statements therein not misleading or (y) any prospectus included in the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the occurrence or existence of any pending corporate development that, in the reasonable judgment of the Company, makes it necessary to suspend the availability of the Shelf Registration Statement and the related prospectus for a period of time, or (iv) the Company’s having filed a document pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that, in the reasonable judgment of the Company, must be included in the Shelf Registration Statement pursuant to a post-effective amendment to the Shelf Registration Statement or supplement to the related prospectus (any such document, an “Exchange Act Report”):

(A) in the case of clause (ii) above, subject to clause (C) below, as promptly as practicable, the Company shall prepare and file, if necessary pursuant to applicable law, a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into the Shelf Registration Statement and related prospectus so that (1) the Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (2) such prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, and, in the case of a post-effective amendment to the Shelf Registration Statement, subject to the next sentence, use reasonable efforts to cause it to be declared effective as promptly as is practicable;

(B) in the case of clause (iv) above, subject to clause (C) below, as promptly as practicable, but in no event more than five (5) Business Days, following the Company’s filing of an Exchange Act Report, the Company shall prepare and file, if necessary, pursuant to applicable law, a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus incorporating by reference the Exchange Act Report into the Shelf Registration Statement or including within such post-effective amendment or supplement the information contained in the related Exchange Act Report; and

(C) the Company shall give notice to the Holders with respect to the Shelf Registration Statement, that the availability of the Shelf Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each Holder agrees not to sell any Registrable Shares pursuant to the Shelf Registration Statement until such Holder’s receipt of copies of the supplemented or amended prospectus provided for in clause (A) or (B) above, or until it is advised in writing by the Company that the prospectus may be used, and has

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received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.

The Company will use its reasonable best efforts to ensure that the use of the prospectus with respect to the Shelf Registration Statement may be resumed (w) in the case of clause (i) above, as promptly as is practicable, (x) in the case of clause (ii) above, as soon as, in the reasonable judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the material interests of the Company, (y) in the case of clause (iii) above, as soon as, in the reasonable judgment of the Company, such suspension is no longer necessary; provided, that in no event shall (A) the aggregate duration of all suspensions arising from events described in clauses (ii) and (iii) above exceed 60 days in any 12-month period or (B) a suspension arising from an event described in clause (ii) or clause (iii) above be invoked more than twice in any 12-month period, and (z) in the case of clause (iv) above, as soon as practicable following the filing of the Exchange Act Report, but in no event sooner than the Commission has declared the post-effective amendment, if applicable, effective. Any such period during which the availability of the Shelf Registration Statement and any related prospectus is suspended is referred to as the “Deferral Period.”

(i) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

(j) If requested in writing in connection with a disposition of Registrable Shares pursuant to the Shelf Registration Statement, the Company shall make reasonably available for inspection during normal business hours by a representative for the Holders of a majority of the number of such Registrable Shares, any broker-dealers, attorneys and accountants retained by such holders, and any attorneys or other agents retained by a broker-dealer engaged by such Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii)

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disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any prospectus or Free Writing Prospectus referred to in this Agreement) or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person, and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Holders and the other parties entitled thereto by one legal counsel (“Holders Counsel”) designated by the Holders of a majority of the number of Registrable Shares with respect to such Shelf Registration Statement.

(k) The Company shall (i) permit such Holders Counsel to review and comment upon (A) the Shelf Registration Statement at least five (5) Business Days prior to its filing with the Commission and (B) all Free Writing Prospectuses and all amendments and supplements to the Shelf Registration Statement within a reasonable number of days, but in any event not less than two (2) Business Days, prior to their filing with the Commission, and (ii) not file the Shelf Registration Statement or amendment thereof or supplement thereto or any Free Writing Prospectus in a form to which such Holders Counsel reasonably objects. The Company shall furnish to such Holders Counsel, without charge, (x) copies of any correspondence from the Commission or the staff of the Commission to the Company or its representatives relating to the Shelf Registration Statement or any document incorporated by reference therein, (y) promptly after the same is prepared and filed with the Commission, one copy of the Shelf Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Holder, and all exhibits thereto; and (z) promptly upon the effectiveness of the Shelf Registration Statement, one copy of the prospectus included in the Shelf Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with such Holders Counsel in performing the Company’s obligations pursuant to this Section 3.

(l) If reasonably requested by a Holder, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as such Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Shares, including, without limitation, information with respect to the number of Registrable Shares being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Shares to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Shelf Registration Statement if reasonably requested by a Holder holding any Registrable Shares.

4. Holder’s Obligations. Each Holder agrees promptly upon written request by the Company to furnish to the Company all information required to be disclosed under Item 507 of Regulation S-K under the Securities Act and any other material information regarding such Holder and the distribution of such Registrable Shares as the Company may from time to time reasonably request.

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5. Registration Expenses.

(a) All fees and expenses incident to the Company’s performance of and compliance with this Agreement will be borne by the Company, regardless of whether the Shelf Registration Statement is ever filed or becomes effective, including without limitation:

(i) all registration and filing fees and expenses;

(ii) all fees and expenses of compliance with federal securities and state “blue sky” or securities laws;

(iii) all expenses of printing (including, without limitation, printing certificates and prospectuses), messenger and delivery services and telephone;

(iv) all fees and disbursements of counsel for the Company;

(v) all application and filing fees in connection with listing on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

(vi) all fees and disbursements of independent certified public accountants of the Company (including, without limitation, the expenses of any special audit required by or incident to such performance).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

(b) In connection with the filing of the Shelf Registration Statement, the Company will reimburse the Holders of Registrable Shares who are reselling Registrable Shares pursuant to the “Plan of Distribution” contained in the Shelf Registration Statement for the reasonable fees and disbursements of not more than one (1) counsel, which shall be chosen by the Holders of a majority in number of shares of the Registrable Shares for whose benefit the Shelf Registration Statement is being prepared, such amount not to exceed $25,000.

6. Indemnification.

(a) The Company agrees to indemnify and hold harmless each Holder of the Registrable Shares included within the coverage of the Shelf Registration Statement, the directors, officers, employees, Affiliates and agents of each such Holder and each person who controls any such Holder within the meaning of the Securities Act or the Exchange Act (collectively, the “Holder Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof to which each Holder Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based

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upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, and shall reimburse, as incurred, the Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Shelf Registration Statement, the Disclosure Package, any prospectus or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder Indemnified Party specifically for inclusion therein; provided further, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Disclosure Package, where (i) such statement or omission had been eliminated or remedied in any subsequently filed amended prospectus, prospectus supplement or Free Writing Prospectus (the Disclosure Package, together with such updated documents, the “Updated Disclosure Package”), the filing of which the applicable Holder had been notified in accordance with the terms of this Agreement, (ii) such Updated Disclosure Package was available at the time the Holder sold Registrable Shares under the Shelf Registration Statement, (iii) such Updated Disclosure Package was not furnished by the Holder to the person or entity asserting the loss, liability, claim, damage or liability at or prior to the time such furnishing is required by the Securities Act and (iv) the Updated Disclosure Package would have cured the defect giving rise to such loss, liability, claim, damage or action; and provided further, however, that this indemnity agreement will be in addition to any liability that the Company may otherwise have to such Holder Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnified Parties and shall survive the transfer of the Registrable Shares by any Holder.

(b) Each Holder of the Registrable Shares covered by the Shelf Registration Statement severally, and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Shelf Registration Statement, as well as any officers, employees, Affiliates and agents of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (a “Company Indemnified Party”) from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which a Company Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, prospectus

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or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that such Holder may otherwise have to the Company Indemnified Parties. Notwithstanding any other provision of this Section 6(b), no Holder shall be required to indemnify or hold harmless any Company Indemnified Party in an amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Shares pursuant to the Shelf Registration Statement exceeds the amount of damages that such Holder has otherwise been required to pay by reason of such untrue statement or omission.

(c) Promptly after receipt by a Holder Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party), and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof the indemnifying party will not be liable to such Indemnified Party under this Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, if such Indemnified Party shall have been advised by counsel that there are one or more defenses available to it that are in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), the reasonable fees and expenses of such Indemnified Party’s counsel shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the

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Indemnified Party (not to be unreasonably withheld or delayed), effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an Indemnified Party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holder or Holder Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim that is the subject of this subsection (d). The parties agree that it would not be just and equitable if contributions were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding any other provision of this Section 6(d), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Shares pursuant to the Shelf Registration Statement exceeds the amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The agreements contained in this Section 6 shall survive the sale of the Registrable Shares pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.

7. Information Requirements. The Company covenants that, if at any time before the end of the applicable Shelf Registration Period, the Company is not subject to the reporting requirements of the Exchange Act, it will take such further action as may be required from time

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to time to enable the Holders to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)) under the Securities Act. Upon the request of any Holder of Registrable Shares, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

8. Miscellaneous.

(a) Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Shares, (ii) any and all securities of the Company into which the Registrable Shares are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Registrable Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to assume this Agreement or enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.

(b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.

(c) Interpretation. Article, Section and Annex references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including, without limitation.”

(d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the written consent of the Company and the Holders of a majority in number of then outstanding Registrable Shares; provided, however, that, notwithstanding the foregoing, any amendment or modification of or supplement to this Agreement which would materially and adversely affect any Investor in a manner that is disproportionate to the other Investors will be binding upon and enforceable against such Investor only with its prior written consent. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to the Shelf Registration Statement and that does not directly or indirectly affect

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the rights of other Holders may be given by Holders of at least a majority of the Registrable Shares being sold by such Holders pursuant to the Shelf Registration Statement; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Shares outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(d), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Shares. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise. A copy of each amendment, modification or supplement to this Agreement shall be delivered by the Company to each Holder. No amendment, modification or supplement to this Agreement shall be binding on any Holder until such Holder shall have received written notice of the adoption thereof in accordance with this Section 8(d).

(e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(i)	if to the Company, at its address as follows:

Puma Biotechnology, Inc.

10940 Wilshire Blvd, Suite 600

Los Angeles, CA 90024

Attn: Alan H. Auerbach

Telephone: (310) 443-4150

Facsimile: (310) 443-4158

With a copy to:

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, CA 92626

Attention: Shayne Kennedy, Esq.

Telephone: (714) 755-8181

Facsimile: (714) 755-8290

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(ii) if to a Holder, at the most current address shown for such Holder in the records of the Company;

or to such other address as the Company or such Holder may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. The rights of the Holders contained in this Agreement shall be automatically transferred to the transferee of any Registrable Shares, provided, that (i) such transfer consists of the lesser of (A) at least 100,000 Registrable Shares or (B) 100% of the Registrable Shares purchased by such Holder pursuant to the Purchase Agreement; (ii) such transferee agrees to become a party to this Agreement and be fully bound by, and subject to, all of the terms and conditions of this Agreement as though an original party hereto; (iii) the Company is, within a reasonable time after such transfer, furnished with written notice of (a) the name and address of such transferee, and (b) the securities with respect to which such registration rights are being transferred; (iv) immediately following such transfer the further disposition of such securities by the transferee is restricted under the Securities Act or applicable state securities laws if so required; and (v) such transfer shall have been conducted in accordance with all applicable federal and state securities laws. All of the obligations of the Company hereunder shall survive any such transfer.

Neither this Agreement nor any of the rights or duties of the Company set forth herein shall be assigned by the Company, in whole or in part, without having first received the written consent of the Holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, upon the consummation of the Merger and with respect to all times following the consummation of the Merger, (i) the Company shall, and hereby does, irrevocably assign all of its rights, duties and obligations under this Agreement to IAC and (ii) IAC, by executing this Agreement as an anticipated successor and assign to the Company, does hereby irrevocably assume, effective upon the consummation of the Merger, all of the Company’s rights, duties and obligations under this Agreement, including the Company’s obligation to register the Registrable Shares (the “IAC Assignment”). All parties to this Agreement hereby consent to the assignment and assumption contemplated between the Company and IAC set forth in this paragraph. Further to and not in derogation of the foregoing, following the consummation of the Merger, those shares of the common stock, par value $0.0001 per share, of IAC (“IAC Stock”) (i) issued to the Investors in connection with the Merger and (ii) which shall underlie the Warrants and be issuable upon exercise of the Warrants, shall constitute Registrable Shares for all purposes hereunder. For the avoidance of doubt and by way of example, the Company, the Investors and IAC acknowledge and agree that, as a result of the IAC Assignment, (y) the obligation to file and keep effective the Shelf Registration Statement shall be assumed and undertaken by IAC, and (z) the

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covenants regarding registration rights and indemnification of the Investors set forth herein shall be binding on IAC.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

(j) Submission to Jurisdiction. The parties to this Agreement (i) irrevocably submit to the exclusive jurisdiction of any state or federal courts located in New York County, New York in connection with any disputes arising out of or relating to this Agreement and (ii) waive any claim of improper venue or any claim that those courts are an inconvenient forum. The parties to this Agreement agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8(e) or in such other manner as may be permitted by applicable laws, shall be valid and sufficient service thereof.

(k) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any applicable law, or due to any public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are fulfilled to the extent possible.

(l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein, superseding all prior agreements and understandings among the parties with respect to such subject matter.

(m) Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

(n) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Shelf Registration Period, except that the obligations arising under Sections 5, 6 and 8 shall remain in effect in accordance with their terms.

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(o) Securities Held by the Company. Whenever the consent or approval of Holders of a specified number of Registrable Shares is required hereunder, shares of Common Stock held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(p) Independent Nature of Obligations. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. The failure or waiver of performance under this Agreement by any Investor shall not excuse performance by any other Investor. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

(q) Definitions. The following terms shall have the following meanings:

“Affiliate” means, with respect to any specified person, an “affiliate,” as defined in Rule 144(a)(1) of the Securities Act, of such person.

“Agreement” shall have the meaning set forth in the recitals hereto.

“Amendment Effectiveness Deadline Date” shall have the meaning set forth in Section 3(a)(i).

“Blackout Period” shall have the meaning set forth in Section 1(d).

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks in the State of New York are required or authorized to close.

“Commission” shall have the meaning set forth in Section 1(a).

“Common Stock” shall have the meaning set forth in the recitals hereto.

“Company” shall have the meaning set forth in the recitals hereto.

“Company Indemnified Party” shall have the meaning set forth in Section 6(b).

“Deferral Notice” shall have the meaning set forth in Section 3(h)(C).

“Deferral Period” shall have the meaning set forth in Section 3(h).

“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including, without limitation, a contract of sale).

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“Effectiveness Deadline” shall mean the date that is 180 days after the date of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Act Report” shall have the meaning set forth in Section 3(h).

“Filing Deadline” shall mean the date that is 60 days after the date of this Agreement; provided, however, that such date shall be automatically extended by 30 days if the Subsequent Financing has not occurred by such date.

“Founder” means Alan H. Auerbach.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Holder” means a holder of record of Registrable Shares.

“Holder Indemnified Party” shall have the meaning set forth in Section 6(a).

“Holders Counsel” shall have the meaning set forth in Section 3(j).

“IAC” shall have the meaning set forth in the recitals hereto.

“IAC Assignment” shall have the meaning set forth in Section 8(f).

“IAC Stock” shall have the meaning set forth in Section 8(f).

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Investor” shall have the meaning set forth in the recitals hereto.

“Material Event” shall have the meaning set forth in Section 3(h).

“Merger” means that transaction contemplated by the Agreement and Plan of Merger with IAC, and IAC Merger Corporation, a Delaware corporation and wholly-owned subsidiary of IAC (“Merger Sub”), pursuant to which Merger Sub will merger with and into the Company, with the Company remaining as the surviving corporation.

“Permissible Deferral Period” shall have the meaning set forth in Section 1(d).

“Person” means any individual, partnership, joint-stock company, corporation, limited liability company, trust or unincorporated organization, and a government or agency or political subdivision thereof.

“Purchase Agreement” shall have the meaning set forth in the recitals hereto.

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“Registrable Shares” means (A) each share of Common Stock acquired by the Holders pursuant to the Purchase Agreement , (B) each Warrant Share, and (C) any stock of the Company issued as a dividend, or other distribution with respect to or in exchange for, the Common Stock referred to in clause (A) or (B) above; until the date on which all of the Registrable Shares then owned by such Holder have been effectively registered under the Securities Act and disposed of in accordance with such registration statement or have been disposed of pursuant to Rule 144 under the Securities Act.

“Rule 415 Limitation” shall have the meaning set forth in Section 1(a).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Registration” shall have the meaning set forth in Section 1(a).

“Shelf Registration Period” shall have the meaning set forth in Section 1(b).

“Shelf Registration Statement” shall have the meaning set forth in Section 1(a).

“Subsequent Financing” means the closing of a sale of the Common Stock by the Company in a private placement to retail and institutional investors resulting in gross cash proceeds to the Company of up to $10 million, which closing occurs after the date of this Agreement.

“Subsequent Shelf Limitation” shall have the meaning set forth in Section 1(a).

“Updated Disclosure Package” shall have the meaning set forth in Section 6(a).

“Warrant” shall have the meaning set forth in the recitals hereto.

“Warrant Shares” means the shares of Common Stock (or, following the consummation of the Merger, the shares of IAC Stock) issued, or issuable, upon exercise of the Warrants as of the date of Shelf Registration Statement is declared effective.

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ANNEX IV

FORM OF

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain Registration Rights Agreement, dated as of October 4, 2011 (the “Registration Rights Agreement”), by and among Puma Biotechnology, Inc., a Delaware corporation (the “Corporation”), Innovative Acquisitions Corp., a Delaware corporation (“IAC”), and the persons listed on Exhibit A attached thereto (the “Investors”), is made and entered into as of November ___, 2011. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Registration Rights Agreement.

RECITALS

WHEREAS, the Merger, pursuant to which Merger Sub merged with and into the Corporation, with the Corporation remaining as the surviving corporation and a wholly-owned subsidiary of IAC, was consummated on October 4, 2011;

WHEREAS, following the Merger, the Corporation merged with and into IAC, with IAC remaining as the surviving company, and subsequently changed its name to “Puma Biotechnology, Inc.”;

WHEREAS, pursuant to Section 8(f) of the Registration Rights Agreement, IAC assumed all of the Corporation’s rights, duties and obligations under the Registration Rights Agreement upon the consummation of the Merger;

WHEREAS, IAC and certain retail and/or institutional investors (each, a “New Investor” and collectively, the “New Investors”) have entered into subscription agreements, dated as of an even date herewith (the “Subscription Agreements”), pursuant to which IAC has agreed to sell to the New Investors up to an aggregate of 1,333,267 shares of IAC Stock in exchange for approximately $5 million;

WHEREAS, the Subscription Agreements provide that the Registration Rights Agreement will be amended so that the New Investors may become parties thereto and the shares of IAC Stock issuable pursuant to the Subscription Agreements constitute Registrable Shares thereunder;

WHEREAS, pursuant to Section 8(d) of the Registration Rights Agreement, an amendment of the Registration Rights Agreement requires the written consent of IAC and the Holders of a majority in number of the then outstanding Registrable Shares; and

WHEREAS, IAC and the Holders holding a sufficient number of Registrable Shares hereby consent to this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter set forth, IAC and the Holders hereby agree as follows:

1. Joinder of the New Investors. Each New Investor shall be made a party to the Registration Rights Agreement by virtue of its execution of the Omnibus Signature Page attached to the Investor’s Subscription Agreement, and shall be considered an “Investor” as defined therein.

2. Registrable Shares. The shares of IAC Stock issuable to each New Investor pursuant to the Subscription Agreements shall be considered Registrable Shares under the Registration Rights Agreement.

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3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.

4. Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

6. Conflict. In the event of any conflict between the provisions of this Amendment and the provisions of the Registration Rights Agreement, the provisions of this Amendment shall prevail and the provisions of the Registration Rights Agreement shall be deemed modified by this Amendment as necessary to resolve such conflict.

7. Effect of Amendment. Except as expressly amended by this Amendment and/or by the preceding Section 6, the terms and provisions of the Registration Rights Agreement shall continue in full force and effect.

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